EXHIBIT 99.6

GSAA045 - Price/Yield - AV1

Balance   $105,977,000.00   Delay           0             Index              LIBOR_1MO | 1.2788  WAC    6.5517679165    WAM    350
Coupon    1.4288            Dated           6/29/2004     Mult / Margin      1 / 0.15            NET    6.027145        WALA     3
Settle    6/29/2004         First Payment   7/25/2004     Cap / Floor        999 / 0



                             50 PricingSpeed     75 PricingSpeed    100 PricingSpeed     150 PricingSpeed       200 PricingSpeed
Price                            Disc Margin         Disc Margin         Disc Margin          Disc Margin            Disc Margin
99.0000                                   69                  92                 115                  160                    205
99.1250                                   62                  83                 103                  142                    181
99.2500                                   55                  73                  90                  124                    157
99.3750                                   49                  63                  77                  106                    133
99.5000                                   42                  54                  65                   87                    109
99.6250                                   35                  44                  52                   69                     86
99.7500                                   28                  34                  40                   51                     62
99.8750                                   22                  25                  27                   33                     39
100.0000                                  15                  15                  15                   15                     15
100.1250                                   8                   5                   3                   -3                     -9
100.2500                                   2                  -4                 -10                  -21                    -32
100.3750                                  -5                 -14                 -22                  -39                    -55
100.5000                                 -12                 -23                 -35                  -57                    -79
100.6250                                 -18                 -33                 -47                  -75                   -102
100.7500                                 -25                 -42                 -59                  -93                   -125
100.8750                                 -32                 -52                 -72                 -111                   -149
101.0000                                 -38                 -61                 -84                 -128                   -172

WAL                                     1.88                1.30                1.00                 0.69                   0.53
Mod Durn                                1.86                1.29                1.00                 0.69                   0.53
Principal Window               Jul04 - Jun08       Jul04 - Mar07       Jul04 - Jul06        Jul04 - Oct05          Jul04 - Jun05

LIBOR_1MO                             1.2788              1.2788              1.2788               1.2788                 1.2788
LIBOR_6MO                             1.9187              1.9187              1.9187               1.9187                 1.9187
Optional Redemption                  Call (Y)            Call (Y)            Call (Y)             Call (Y)               Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF2

Balance           $66,815,000.00     Delay              24                  WAC               6.551679165          WAM       350
Coupon            4.75393            Dated              6/1/2004            NET               6.027145             WALA        3
Settle            6/29/2004          First Payment      7/25/2004


                              50 PricingSpeed    75 PricingSpeed   100 PricingSpeed   150 PricingSpeed    200 PricingSpeed
Price                                   Yield              Yield              Yield              Yield               Yield
99.0000                                4.9304             4.9916             5.0527             5.1828              5.3166
99.1250                                4.9067             4.9566             5.0065             5.1127              5.2219
99.2500                                4.8830             4.9217             4.9604             5.0428              5.1274
99.3750                                4.8594             4.8869             4.9144             4.9729              5.0330
99.5000                                4.8358             4.8521             4.8684             4.9032              4.9388
99.6250                                4.8122             4.8174             4.8225             4.8335              4.8448
99.7500                                4.7886             4.7827             4.7767             4.7640              4.7510
99.8750                                4.7651             4.7480             4.7310             4.6946              4.6573
100.0000                               4.7417             4.7135             4.6853             4.6253              4.5638
100.1250                               4.7183             4.6790             4.6397             4.5562              4.4704
100.2500                               4.6949             4.6445             4.5941             4.4871              4.3772
100.3750                               4.6715             4.6101             4.5487             4.4182              4.2842
100.5000                               4.6482             4.5757             4.5033             4.3493              4.1913
100.6250                               4.6249             4.5414             4.4580             4.2806              4.0986
100.7500                               4.6017             4.5072             4.4127             4.2120              4.0061
100.8750                               4.5785             4.4730             4.3675             4.1435              3.9137
101.0000                               4.5553             4.4388             4.3224             4.0752              3.8215

WAL                                      6.35               4.07               3.00               1.93                1.41
Mod Durn                                 5.31               3.60               2.73               1.80                1.33
Principal Window                Jun08 - Jul14      Mar07 - Jun10      Jul06 - Oct08      Oct05 - Jan07       Jun05 - May06

LIBOR_1MO                              1.2788             1.2788             1.2788             1.2788              1.2788
LIBOR_6MO                              1.9187             1.9187             1.9187             1.9187              1.9187
Optional Redemption                   Call (Y)           Call (Y)           Call (Y)           Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF3

Balance                  $21,382,000.00    Delay              24                   WAC             6.551679165         WAM       350
Coupon                   5.67254           Dated              6/1/2004             NET             6.027145            WALA        3
Settle                   6/29/2004         First Payment      7/25/2004


                           50 PricingSpeed    75 PricingSpeed    100 PricingSpeed    150 PricingSpeed   200 PricingSpeed
Price                                Yield              Yield               Yield               Yield              Yield
99.0000                             5.8150             5.8477              5.8872              5.9809             6.0704
99.1250                             5.7998             5.8260              5.8575              5.9324             6.0037
99.2500                             5.7847             5.8043              5.8279              5.8838             5.9372
99.3750                             5.7697             5.7826              5.7983              5.8354             5.8708
99.5000                             5.7546             5.7610              5.7687              5.7870             5.8045
99.6250                             5.7396             5.7394              5.7392              5.7387             5.7383
99.7500                             5.7246             5.7179              5.7098              5.6905             5.6722
99.8750                             5.7096             5.6963              5.6803              5.6424             5.6062
100.0000                            5.6947             5.6749              5.6510              5.5943             5.5403
100.1250                            5.6798             5.6534              5.6216              5.5463             5.4745
100.2500                            5.6648             5.6320              5.5924              5.4984             5.4088
100.3750                            5.6500             5.6106              5.5631              5.4505             5.3432
100.5000                            5.6351             5.5892              5.5339              5.4028             5.2778
100.6250                            5.6203             5.5679              5.5048              5.3551             5.2124
100.7500                            5.6055             5.5466              5.4757              5.3074             5.1471
100.8750                            5.5907             5.5253              5.4466              5.2599             5.0820
101.0000                            5.5759             5.5041              5.4176              5.2124             5.0169

WAL                                  11.70               7.27                5.00                2.88               2.05
Mod Durn                              8.33               5.79                4.24                2.59               1.89
Principal Window             Jul14 - Nov17      Jun10 - Jun13       Oct08 - Apr10       Jan07 - Dec07      May06 - Sep06

LIBOR_1MO                           1.2788             1.2788              1.2788              1.2788             1.2788
LIBOR_6MO                           1.9187             1.9187              1.9187              1.9187             1.9187
Optional Redemption                Call (Y)           Call (Y)            Call (Y)            Call (Y)           Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF4

Balance           $44,161,000.00     Delay              24                   WAC                 6.551679165           WAM       350
Coupon            5.95               Dated              6/1/2004             NET                 6.027145              WALA        3
Settle            6/29/2004          First Payment      7/25/2004


                            50 PricingSpeed    75 PricingSpeed    100 PricingSpeed     150 PricingSpeed     200 PricingSpeed
Price                                 Yield              Yield               Yield                Yield                Yield
95.4978                              6.4368             6.5353              6.6709               7.0336               7.6031
95.6228                              6.4239             6.5193              6.6507               7.0021               7.5537
95.7478                              6.4110             6.5034              6.6305               6.9706               7.5045
95.8728                              6.3981             6.4874              6.6104               6.9392               7.4553
95.9978                              6.3853             6.4715              6.5903               6.9078               7.4062
96.1228                              6.3724             6.4557              6.5702               6.8765               7.3571
96.2478                              6.3596             6.4398              6.5502               6.8452               7.3082
96.3728                              6.3468             6.4240              6.5302               6.8140               7.2593
96.4978                              6.3341             6.4082              6.5102               6.7828               7.2105
96.6228                              6.3214             6.3925              6.4902               6.7517               7.1619
96.7478                              6.3086             6.3767              6.4703               6.7206               7.1132
96.8728                              6.2960             6.3610              6.4505               6.6896               7.0647
96.9978                              6.2833             6.3453              6.4306               6.6586               7.0162
97.1228                              6.2706             6.3297              6.4108               6.6277               6.9679
97.2478                              6.2580             6.3140              6.3910               6.5969               6.9196
97.3728                              6.2454             6.2984              6.3713               6.5660               6.8714
97.4978                              6.2328             6.2828              6.3516               6.5353               6.8232

WAL                                   16.56              11.84                8.60                 4.98                 3.01
Mod Durn                              10.11               8.17                6.46                 4.14                 2.65
Principal Window              Nov17 - Jan22      Jun13 - Mar17       Apr10 - Mar14        Dec07 - Oct10        Sep06 - Dec08

LIBOR_1MO                            1.2788             1.2788              1.2788               1.2788               1.2788
LIBOR_6MO                            1.9187             1.9187              1.9187               1.9187               1.9187
Optional Redemption                 Call (Y)           Call (Y)            Call (Y)             Call (Y)             Call (Y)

SWAP curve as close of June 15, 2004



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF5

Balance                $26,482,000.00    Delay             24                   WAC                6.551679165         WAM       350
Coupon                 5.64013           Dated             6/1/2004             NET                6.027145            WALA        3
Settle                 6/29/2004         First Payment     7/25/2004


                           50 PricingSpeed   75 PricingSpeed    100 PricingSpeed    150 PricingSpeed   200 PricingSpeed
Price                                Yield             Yield               Yield               Yield              Yield
99.0000                             5.8061            5.8150              5.8220              5.8406             5.8711
99.1250                             5.7862            5.7932              5.7988              5.8137             5.8381
99.2500                             5.7662            5.7715              5.7757              5.7868             5.8051
99.3750                             5.7463            5.7499              5.7527              5.7600             5.7722
99.5000                             5.7265            5.7282              5.7296              5.7333             5.7393
99.6250                             5.7066            5.7066              5.7066              5.7066             5.7065
99.7500                             5.6868            5.6851              5.6836              5.6799             5.6738
99.8750                             5.6671            5.6635              5.6607              5.6533             5.6410
100.0000                            5.6473            5.6420              5.6378              5.6267             5.6084
100.1250                            5.6276            5.6206              5.6150              5.6001             5.5758
100.2500                            5.6080            5.5992              5.5921              5.5736             5.5432
100.3750                            5.5883            5.5778              5.5694              5.5472             5.5107
100.5000                            5.5687            5.5564              5.5466              5.5207             5.4782
100.6250                            5.5492            5.5351              5.5239              5.4943             5.4458
100.7500                            5.5296            5.5138              5.5012              5.4680             5.4134
100.8750                            5.5101            5.4926              5.4786              5.4417             5.3811
101.0000                            5.4906            5.4714              5.4560              5.4154             5.3488

WAL                                   8.27              7.38                6.79                5.63               4.42
Mod Durn                              6.31              5.80                5.44                4.68               3.81
Principal Window             Jul07 - Jan22     Jul07 - Mar17       Jul07 - Mar14       Oct07 - Oct10      Feb08 - Dec08

LIBOR_1MO                           1.2788            1.2788              1.2788              1.2788             1.2788
LIBOR_6MO                           1.9187            1.9187              1.9187              1.9187             1.9187
Optional Redemption                Call (Y)          Call (Y)            Call (Y)            Call (Y)           Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AV2

Balance      $11,870,000.00      Delay             0               Index             LIBOR_1MO | 1.2788  WAC    6.5517  WAM     350
Coupon       1.6288              Dated             6/29/2004       Mult / Margin     1 / 0.35            NET    6.0271  WALA      3
Settle       6/29/2004           First Payment     7/25/2004       Cap / Floor       999 / 0


                            50 PricingSpeed   75 PricingSpeed   100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                           Disc Margin       Disc Margin        Disc Margin         Disc Margin         Disc Margin
99.0000                                  56                66                 77                 106                 144
99.1250                                  53                62                 72                  97                 130
99.2500                                  51                58                 67                  88                 117
99.3750                                  48                54                 61                  79                 103
99.5000                                  45                50                 56                  70                  89
99.6250                                  43                47                 51                  61                  76
99.7500                                  40                43                 46                  53                  62
99.8750                                  38                39                 40                  44                  49
100.0000                                 35                35                 35                  35                  35
100.1250                                 32                31                 30                  26                  22
100.2500                                 30                27                 25                  18                   8
100.3750                                 27                23                 19                   9                  -5
100.5000                                 25                20                 14                   0                 -19
100.6250                                 22                16                  9                  -8                 -32
100.7500                                 19                12                  4                 -17                 -46
100.8750                                 17                 8                 -2                 -26                 -59
101.0000                                 14                 4                 -7                 -34                 -72

WAL                                    5.09              3.36               2.43                1.44                0.92
Mod Durn                               4.77              3.22               2.36                1.42                0.92
Principal Window              Jul04 - Jan22     Jul04 - Mar17      Jul04 - Feb14       Jul04 - Dec09       Jul04 - Apr07

LIBOR_1MO                            1.2788            1.2788             1.2788              1.2788              1.2788
LIBOR_6MO                            1.9187            1.9187             1.9187              1.9187              1.9187
Optional Redemption                 Call (Y)          Call (Y)           Call (Y)            Call (Y)            Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M1

Balance          $8,618,000.00        Delay               24                     WAC           6.551679165           WAM         350
Coupon           5.95                 Dated               6/1/2004               NET           6.027145              WALA          3
Settle           6/29/2004            First Payment       7/25/2004



                             50 PricingSpeed     75 PricingSpeed      100 PricingSpeed      150 PricingSpeed      200 PricingSpeed
Price                                  Yield               Yield                 Yield                 Yield                 Yield
97.9207                               6.2345              6.2944                6.3604                6.4792                6.5385
98.0457                               6.2187              6.2741                6.3351                6.4450                6.4999
98.1707                               6.2029              6.2539                6.3099                6.4109                6.4614
98.2957                               6.1872              6.2337                6.2848                6.3769                6.4230
98.4207                               6.1715              6.2135                6.2597                6.3429                6.3846
98.5457                               6.1558              6.1933                6.2346                6.3090                6.3462
98.6707                               6.1401              6.1732                6.2096                6.2751                6.3079
98.7957                               6.1245              6.1531                6.1846                6.2413                6.2697
98.9207                               6.1089              6.1331                6.1597                6.2076                6.2316
99.0457                               6.0934              6.1131                6.1348                6.1739                6.1935
99.1707                               6.0778              6.0931                6.1099                6.1402                6.1554
99.2957                               6.0623              6.0732                6.0851                6.1066                6.1174
99.4207                               6.0468              6.0533                6.0603                6.0731                6.0795
99.5457                               6.0313              6.0334                6.0356                6.0396                6.0416
99.6707                               6.0159              6.0135                6.0109                6.0062                6.0038
99.7957                               6.0005              5.9937                5.9863                5.9728                5.9661
99.9207                               5.9851              5.9740                5.9617                5.9395                5.9284

WAL                                    11.95                8.44                  6.38                  4.41                  3.80
Mod Durn                                8.07                6.28                  5.05                  3.73                  3.30
Principal Window               May10 - Jan22       Jul08 - Mar17         Jul07 - Mar14         Sep07 - Oct10         Nov07 - Dec08

LIBOR_1MO                             1.2788              1.2788                1.2788                1.2788                1.2788
LIBOR_6MO                             1.9187              1.9187                1.9187                1.9187                1.9187
Optional Redemption                  Call (Y)            Call (Y)              Call (Y)              Call (Y)              Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M2

Balance             $6,501,000.00     Delay             24                   WAC                 6.551679165          WAM       350
Coupon              5.95              Dated             6/1/2004             NET                 6.027145             WALA        3
Settle              6/29/2004         First Payment     7/25/2004

                           50 PricingSpeed   75 PricingSpeed    100 PricingSpeed     150 PricingSpeed    200 PricingSpeed
Price                                Yield             Yield               Yield                Yield               Yield
95.4545                             6.5518            6.7021              6.8674               7.1731              7.3546
95.5795                             6.5355            6.6811              6.8413               7.1375              7.3135
95.7045                             6.5192            6.6601              6.8152               7.1020              7.2724
95.8295                             6.5028            6.6392              6.7892               7.0666              7.2314
95.9545                             6.4866            6.6183              6.7632               7.0312              7.1905
96.0795                             6.4703            6.5974              6.7373               6.9959              7.1496
96.2045                             6.4541            6.5766              6.7114               6.9606              7.1089
96.3295                             6.4379            6.5558              6.6855               6.9255              7.0681
96.4545                             6.4218            6.5351              6.6597               6.8903              7.0275
96.5795                             6.4057            6.5144              6.6340               6.8552              6.9869
96.7045                             6.3896            6.4937              6.6082               6.8202              6.9464
96.8295                             6.3735            6.4731              6.5826               6.7853              6.9059
96.9545                             6.3575            6.4525              6.5569               6.7504              6.8655
97.0795                             6.3415            6.4319              6.5314               6.7155              6.8252
97.2045                             6.3255            6.4114              6.5058               6.6807              6.7849
97.3295                             6.3095            6.3909              6.4803               6.6460              6.7447
97.4545                             6.2936            6.3704              6.4549               6.6113              6.7045

WAL                                  11.95              8.44                6.38                 4.37                3.67
Mod Durn                              7.99              6.22                5.00                 3.67                3.17
Principal Window             May10 - Jan22     Jul08 - Mar17       Jul07 - Mar14        Aug07 - Oct10       Sep07 - Dec08

LIBOR_1MO                           1.2788            1.2788              1.2788               1.2788              1.2788
LIBOR_6MO                           1.9187            1.9187              1.9187               1.9187              1.9187
Optional Redemption                Call (Y)          Call (Y)            Call (Y)             Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B1

Balance             $5,897,000.00     Delay              24                   WAC                6.551679165          WAM       350
Coupon              5.95              Dated              6/1/2004             NET                6.027145             WALA        3
Settle              6/29/2004         First Payment      7/25/2004


                               50 PricingSpeed    75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
Price                                    Yield              Yield               Yield               Yield               Yield
93.0773                                 6.8690             7.1093              7.3738              7.8704              8.1996
93.2023                                 6.8521             7.0875              7.3468              7.8335              8.1562
93.3273                                 6.8351             7.0658              7.3198              7.7966              8.1128
93.4523                                 6.8183             7.0442              7.2928              7.7598              8.0695
93.5773                                 6.8014             7.0225              7.2659              7.7231              8.0263
93.7023                                 6.7846             7.0009              7.2391              7.6864              7.9832
93.8273                                 6.7678             6.9794              7.2123              7.6498              7.9401
93.9523                                 6.7510             6.9579              7.1855              7.6133              7.8971
94.0773                                 6.7343             6.9364              7.1588              7.5768              7.8542
94.2023                                 6.7176             6.9150              7.1322              7.5404              7.8113
94.3273                                 6.7009             6.8936              7.1056              7.5040              7.7685
94.4523                                 6.6843             6.8722              7.0790              7.4677              7.7258
94.5773                                 6.6677             6.8509              7.0525              7.4315              7.6832
94.7023                                 6.6511             6.8296              7.0261              7.3953              7.6406
94.8273                                 6.6346             6.8084              6.9996              7.3592              7.5981
94.9523                                 6.6180             6.7872              6.9733              7.3232              7.5557
95.0773                                 6.6016             6.7660              6.9470              7.2872              7.5133

WAL                                      11.94               8.43                6.38                4.35                3.57
Mod Durn                                  7.91               6.16                4.96                3.63                3.08
Principal Window                 May10 - Jan22      Jul08 - Mar17       Jul07 - Mar14       Jul07 - Oct10       Aug07 - Dec08

LIBOR_1MO                               1.2788             1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                               1.9187             1.9187              1.9187              1.9187              1.9187
Optional Redemption                    Call (Y)           Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B2

Balance        $1,814,000.00        Delay                24                    WAC           6.551679165           WAM          350
Coupon         5.95                 Dated                6/1/2004              NET           6.027145              WALA           3
Settle         6/29/2004            First Payment        7/25/2004


                           50 PricingSpeed      75 PricingSpeed     100 PricingSpeed     150 PricingSpeed     200 PricingSpeed
Price                                Yield                Yield                Yield                Yield                Yield
82.7574                             8.4200               9.1109               9.8754              11.3109              12.2469
82.8824                             8.3998               9.0849               9.8431              11.2667              12.1951
83.0074                             8.3796               9.0590               9.8108              11.2225              12.1434
83.1324                             8.3594               9.0331               9.7786              11.1785              12.0918
83.2574                             8.3394               9.0073               9.7464              11.1345              12.0402
83.3824                             8.3193               8.9815               9.7143              11.0907              11.9888
83.5074                             8.2993               8.9558               9.6823              11.0469              11.9375
83.6324                             8.2793               8.9302               9.6503              11.0032              11.8862
83.7574                             8.2594               8.9046               9.6184              10.9596              11.8351
83.8824                             8.2395               8.8790               9.5866              10.9160              11.7840
84.0074                             8.2196               8.8535               9.5548              10.8726              11.7330
84.1324                             8.1998               8.8281               9.5231              10.8292              11.6822
84.2574                             8.1801               8.8027               9.4915              10.7859              11.6314
84.3824                             8.1604               8.7774               9.4599              10.7427              11.5807
84.5074                             8.1407               8.7521               9.4284              10.6996              11.5301
84.6324                             8.1210               8.7268               9.3969              10.6566              11.4796
84.7574                             8.1014               8.7016               9.3656              10.6136              11.4292

WAL                                  11.62                 8.17                 6.17                 4.19                 3.45
Mod Durn                              7.45                 5.80                 4.66                 3.41                 2.90
Principal Window             May10 - Jul21        Jul08 - Oct16        Jul07 - Nov13        Jul07 - Jul10        Aug07 - Oct08

LIBOR_1MO                           1.2788               1.2788               1.2788               1.2788               1.2788
LIBOR_6MO                           1.9187               1.9187               1.9187               1.9187               1.9187
Optional Redemption                Call (Y)             Call (Y)             Call (Y)             Call (Y)             Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.